UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 9, 2017

HALLMARK FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 9, 2017, the Registrant issued a press release announcing its financial results for the three months and fiscal year ended December 31, 2016. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Item 7.01	Regulation FD Disclosure

On March 10, 2017, the Registrant issued a press release announcing that on March 20, 2017, Mark E. Schwarz, Executive Chairman and Naveen Anand, Chief Executive Officer and President of Hallmark Financial Services, Inc. (“Hallmark”), will make a presentation at the 21st Annual Insurance Conference sponsored by the New York Society of Security Analysts. The press release also announces that the presentation materials will be available on the Registrant’s website at www.hallmarkgrp.com prior to the date of the presentation. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated March 9, 2017
99.2	Press release dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: March 10, 2017	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore,
Chief Accounting Officer